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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               ATS Medical, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               [ATS MEDICAL LOGO]

                         3905 Annapolis Lane, Suite 105
                          Minneapolis, Minnesota 55447

Dear Fellow Shareholder:

      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of ATS Medical, Inc. (the "Company"), which will be held at the Thrivent Financial for Lutherans Building, 625 Fourth Avenue South, Minneapolis, Minnesota (on the corner of 6th Street and Fourth Avenue in downtown Minneapolis) beginning at 4:00 p.m. on Thursday, May 5, 2005.

      This booklet contains your official notice of the 2005 Annual Meeting and a Proxy Statement that includes information about the matters to be acted upon at the meeting. Officers and directors of the Company will be on hand to review the Company's operations and to answer questions and discuss matters that may properly arise.

      I sincerely hope that you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

                                            Sincerely,

                                            /S/ Michael D. Dale
                                            -----------------------------------
                                            Michael D. Dale
                                            Chairman of the Board of Directors

                      2005 ANNUAL MEETING OF SHAREHOLDERS

                               [ATS MEDICAL LOGO]

                         3905 Annapolis Lane, Suite 105
                          Minneapolis, Minnesota 55447

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

      The 2005 Annual Meeting of Shareholders of ATS Medical, Inc. (the "Company") will be held on Thursday, May 5, 2005 at 4:00 p.m. at the Thrivent Financial for Lutherans Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, for the following purposes:

      1. To elect five members to the Board of Directors to hold office for the ensuing year and until their successors are elected and qualified;

      2. To amend the 2000 Stock Incentive Plan (the "Plan") to increase the number of shares of common stock of the Company available for awards granted under the Plan by 1,500,000 shares and to reduce the term of options under the Plan from ten years to seven years;

      3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005; and

      4. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

      Only holders of record of the common stock of the Company at the close of business on March 18, 2005 will be entitled to receive notice of and to vote at the meeting.

      Whether or not you plan to attend the meeting in person, you are requested to complete and return the enclosed proxy in the accompanying envelope. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

                                            By Order of the Board of Directors,

                                            /S/ Deborah K. Chapman
                                            ----------------------
                                            Deborah K. Chapman
                                            Secretary

April 1, 2005

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

PROPOSAL 1 - ELECTION OF DIRECTORS.......................................................................        1

COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE......................................................        2

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS...................................................        3

NOMINATIONS..............................................................................................        3

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS..................................................        4

COMPENSATION OF DIRECTORS................................................................................        5

EXECUTIVE COMPENSATION...................................................................................        5

         Report of the Personnel and Compensation Committee Concerning Executive Compensation............        5

         Summary Compensation Table......................................................................        8

         Option Grants in Last Fiscal Year...............................................................        8

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values...............        9

         Compensation Agreements.........................................................................        9

         Change in Control Agreements....................................................................       10

CODE OF CONDUCT..........................................................................................       10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..................................................       10

COMPARATIVE STOCK PERFORMANCE GROWTH.....................................................................       11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........................................       12

PROPOSAL 2 - PROPOSAL TO AMEND THE ATS MEDICAL, INC. 2000 STOCK INCENTIVE PLAN...........................       13

         Increase in Authorized Shares...................................................................       13

         Decrease Maximum Option Term....................................................................       13

         Summary of the Plan.............................................................................       13

         New Plan Benefits...............................................................................       15

         Equity Compensation Plans.......................................................................       16

         Federal Income Tax Consequences.................................................................       16

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................       17

INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM FEES......................................................       18

PROPOSALS FOR THE 2006 ANNUAL MEETING....................................................................       18

ANNUAL REPORT ON FORM 10-K...............................................................................       19

OTHER MATTERS............................................................................................       19

AUDIT COMMITTEE CHARTER.................................................................................. Appendix A

2000 STOCK INCENTIVE PLAN, AS PROPOSED TO BE AMENDED..................................................... Appendix B

                                ATS MEDICAL, INC.
                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of ATS Medical, Inc. (the "Company") for use at the 2005 Annual Meeting of Shareholders to be held on Thursday, May 5, 2005 at 4:00 p.m. at the Thrivent Financial for Lutherans Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, and at any adjournments thereof. On March 18, 2005, the Company had outstanding 30,924,254 shares of common stock (the "Common Stock"). Each holder of record of Common Stock as of the close of business on March 18, 2005 will be entitled to one vote on all matters being presented at the meeting for each share of Common Stock held on such date. Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company. This proxy statement and the enclosed proxy card are being mailed to shareholders commencing on or about April 1, 2005.

      Expenses in connection with this solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone or personal calls. The Company has engaged The Proxy Advisory Group of Strategic Stock Surveillance, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,500 in the aggregate. The Company also will request that brokers or other nominees who hold shares of Common Stock in their names for the benefit of others forward proxy materials to, and obtain voting instructions from, the beneficial owners of such stock at the Company's expense.

      Proxies that are completed, signed and returned to the Company prior to the Annual Meeting will be voted as specified. If no direction is given, the proxy will be voted for the election of the nominees for director named in this proxy statement and for the management proposals discussed herein and in accordance with the judgment of the persons named in the proxy as to any other matters that properly come before the meeting. If a shareholder abstains from voting as to any matter (or indicates a "withhold vote for" as to directors), then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matters.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      Five directors have been nominated for election to the Company's Board of Directors at the 2005 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The accompanying proxy is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. Cumulative voting is not permitted. In accordance with a recent change in Minnesota law, the nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that since shareholders will be electing five directors, the five nominees receiving the highest number of votes will be elected. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. In the event that any nominee becomes unable or unwilling to serve as a director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE NOMINATED DIRECTORS. In accordance with Minnesota law, the five nominees receiving the highest number of votes will be elected. Proxies will be voted in favor of the election of the five nominees unless otherwise specified.

      Each nominee has furnished to the Company the following information with respect to his principal occupations or employment during the last five years and his directorships at other companies subject to the reporting requirements of the Securities Exchange Act of 1934 or the Investment Company Act of 1940.

      MICHAEL D. DALE, 45, has been Chief Executive Officer, President and a Director of the Company since October 2002. From 2000 to 2002, Mr. Dale was Vice President of Worldwide Sales and Marketing at Endocardial Solutions, Inc. a company that develops, markets and distributes an advanced cardiac mapping system. Mr. Dale joined Endocardial Solutions in December 1998 as Vice President of Worldwide Sales. From 1996 to 1998, Mr. Dale was Vice President of Global Sales for Cyberonics, Inc., a medical device company, and additionally was managing director of Cyberonics Europe S.A. From 1988 to 1996, Mr. Dale served in several capacities at St. Jude Medical, most recently as the Business Unit Director for St. Jude Medical Europe. Mr. Dale is on the Board of Directors of Enpath Medical, Inc., a medical products company that designs, develops, manufactures and markets percutaneous delivery solutions.

      DAVID L. BOEHNEN, 58, is Executive Vice President of SUPERVALU INC., a food distribution company and food retailer. Mr. Boehnen served as Senior Vice President, Law and External Relations of SUPERVALU from April 1991 to June 1997. Mr. Boehnen was elected as a Director of the Company in November of 1997.

      ERIC W. SIVERTSON, 54, is a Partner in the Minneapolis Office of DHR International Executive Search, focusing on the medical device, diagnostic and healthcare supply industries. Previously, Mr. Sivertson was a partner at TMP/Highland Partners, an executive search firm, from 2002 to 2003. Prior to joining TMP/Highland Partners, Mr. Sivertson was President and Chief Executive Officer of netRegulus, Inc., a web-based regulatory and clinical information technology company. From 1997 to 1999, Mr. Sivertson served as President and Chief Executive Officer of Biocompatables Cardiovascular Ltd.

      ROBERT E. MUNZENRIDER, 60, is a retired financial and operating executive. From 2000 to 2002, Mr. Munzenrider was President of Harmon AutoGlass, a subsidiary of Apogee Enterprises, Inc. In 1999, he served as Vice President and Chief Financial Officer of the Glass Services Segment of Apogee Enterprises. He also served as Executive Vice President and Chief Financial Officer of Eliance Corp., an e-commerce service provider, during part of 1999. From 1997 to 1998, Mr. Munzenrider served as Vice President and Chief Financial Officer of St. Jude Medical, Inc. From 1983 to 1997, he served as Vice President and Chief Financial Officer of three subsidiaries of Viad Corp. and predecessor companies, including Travelers Express Company, Inc., Restaura, Inc. and Bell Atlantic Systems Leasing, Int. (previously Greyhound Computer Corporation). Mr. Munzenrider is a Certified Public Accountant. Mr. Munzenrider serves as a director on the boards of Viad Corp and CABG Medical, Inc., and is a Trustee on the University of Montana Foundation. Mr. Munzenrider was elected as a Director of the Company in June of 2003.

      JOHN D. BUCK, 54, has served as Chief Executive Officer of Whitefish Ventures, LLC, which provides financial services and strategic business expertise to small companies, since 2000. Prior to Whitefish Ventures, he was President and Chief Operating Officer at Fingerhut Companies, Inc. from 1996 to 2000 and played an integral role in developing the business services area of the company. Prior to Fingerhut, Mr. Buck was Vice President of Administration at Alliant Techsystems, a leading supplier of aerospace and defense technologies. Prior to that, Mr. Buck spent 21 years at Honeywell, Inc. where he served as Vice President of Administration. Mr. Buck is Chairman of the Board of Directors of Medica, the second largest health benefits plan in Minnesota, and a member of the board of directors of ValueVision Media, Inc./Shop NBC. Mr. Buck was elected as a Director of the Company in September of 2004.

               COMMITTEES OF THE BOARD OF DIRECTORS AND ATTENDANCE

      The Board of Directors held six meetings during 2004. Each Director attended at least 80% of the meetings of the Board and the committees of which he was a member. All Directors were in attendance at the 2004 Annual Meeting of Shareholders. Board members are encouraged to attend the Annual Meetings of Shareholders. Other than the executive officers of the Company, all directors are independent as such term is defined in Nasdaq Rule 4200.

      The Board of Directors has three standing committees: (1) an Audit Committee, (2) a Personnel and Compensation Committee and (3) a Nominating and Corporate Governance Committee. The functions of the Audit Committee are to review and monitor accounting policies and control procedures of the Company, including recommending the engagement of the independent registered public accounting firm and reviewing the scope of the audit. The Audit Committee, on which Messrs. Boehnen, Buck and Munzenrider serve, held six meetings during 2004. All of the members of the Audit Committee are independent for purposes of the Nasdaq listing requirements.

      The Personnel and Compensation Committee reviews and establishes compensation levels for each of the Company's officers, as well as jointly administers the Company's stock plans with the Board of Directors. The Personnel and Compensation Committee, on which Messrs. Sivertson, Munzenrider and Buck serve, held three meetings during 2004. All of the members of the Personnel and Compensation Committee are independent for purposes of the Nasdaq listing requirements.

      The Company also has a Nominating and Corporate Governance Committee, which is responsible for determining the slate of director nominees for election by shareholders, which the committee recommends for consideration by the Board of Directors. Messrs. Boehnen and Munzenrider currently serve on the Nominating and Corporate Governance Committee and are independent for purposes of the Nasdaq listing requirements. During 2004, the Nominating and Corporate Governance Committee held discussions during Board meetings regarding board positions and conducted interviews of potential director candidates. The Nominating and Corporate Governance Committee held no formal meetings in 2004, however. A copy of the Nominating and Corporate Governance Committee Charter was attached as an appendix to the Company's proxy statement for the 2004 Annual Meeting of Shareholders.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Shareholders may send written communications to the attention of the Board of Directors. Any shareholder desiring to communicate with our Board of Directors, or one or more of our directors, may send a letter addressed to the Board of Directors c/o Corporate Secretary at 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447. The Corporate Secretary has been instructed by the Board of Directors to promptly forward all communications so received to the full Board of Directors or the individual members of the Board of Directors specifically addressed in the communication.

                                   NOMINATIONS

      All director nominees approved by the Board of Directors and all individuals appointed to fill vacancies created between our annual meetings of shareholders are required to stand for election by shareholders at the next annual meeting. The Nominating and Corporate Governance Committee does not currently utilize the services of any third party search firm to assist in the identification or evaluation of director candidates.

      The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of the director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business and finance. In general, candidates will be preferred who hold or have held an established executive level position in business, finance, law, education, research or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by shareholders, or through some other source.

      The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are submitted by our shareholders. Shareholders wishing to make such a submission may do so by sending the following information to the Nominating and Corporate Governance Committee c/o Corporate Secretary at 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder's current status as a shareholder and the number of shares currently held. No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any shareholder in connection with the 2005 Annual Meeting.

      The Nominating and Corporate Governance Committee conducts a process of making preliminary assessments of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear to be best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominee(s) to recommend to the Board of Directors to submit for election at the next annual meeting of shareholders. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of nomination.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of our Board of Directors is composed of the following non-employee directors: Messrs. Boehnen, Buck and Munzenrider. Mr. Munzenrider currently serves as the Chairman of the Audit Committee. All of the members of the Audit Committee are independent for purposes of the Nasdaq listing requirements. Mr. Munzenrider qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Appendix A to this proxy statement. The Audit Committee recommends to the Board of Directors, and submits for shareholder ratification, the appointment of the Company's independent registered public accounting firm.

      Management is responsible for the Company's internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm the auditing firm's independence. The Committee also considered whether non-audit services provided by the independent registered public accounting firm during the last fiscal year were compatible with maintaining the independent registered public accounting firm's independence.

      Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission.

                                                Members of the Audit Committee:
                                                Robert E. Munzenrider, Chairman
                                                David L. Boehnen
                                                John D. Buck

                            COMPENSATION OF DIRECTORS

      Historically, the Company did not pay cash compensation to directors for their services on the Board of Directors, except for Mr. Manual A. Villafana, a former director of the Company, pursuant to a consulting agreement with the Company described below, and for Mr. Munzenrider, who received $10,000 as an annual retainer, payable quarterly, for his service as Chairman of the Audit Committee. Starting in the fourth quarter of the 2004, the Company agreed to pay each of its directors $15,000 as an annual retainer, payable quarterly, for service on the Board. An additional $5,000 annual retainer, payable quarterly, is paid to the chair of the Audit Committee. In addition, directors are paid $1,000 for each Board meeting attended in person and $500 for each Board meeting attended telephonically. Audit committee members are paid an additional $500 for each meeting of the Audit Committee attended. The compensation paid by the Company to its directors during 2004 was as follows: Boehnen $6,250; Buck $5,750; Munzenrider $17,500; and Sivertson $9,332. Mr. Munzenrider's 2004 compensation included compensation for his service as Chairman of the Audit Committee at the $10,000 annual rate for the first three quarters and at the $5,000 annual rate for the fourth quarter. Mr. Sivertson's 2004 compensation included $2,332, which the Company paid to Mr. Sivertson as reimbursement for his attendance at a trade show.

      Upon their initial election to the Board of Directors, each outside director receives an option to purchase 5,000 shares of Common Stock at the fair market value on the date of election under the 2000 Stock Incentive Plan. Upon each reelection, each outside director receives an option to purchase 2,500 shares of Common Stock at the fair market value on the date of reelection under the Plan. Consistent with the foregoing practices, Mr. Buck received options for the purchase of 5,000 shares of Common Stock upon his appointment to the Board in 2004, and each of the outside Board members who were elected to the Board at the last annual meeting of shareholders of the Company were granted options for the purchase of 2,500 shares of Common Stock. On November 2, 2004, the Board granted an additional option to purchase 15,000 shares of Common Stock to Mr. Buck and options to purchase 7,500 shares of Common Stock to each of Messrs. Boehnen, Munzenrider and Sivertson.

      Mr. Villafana, who stepped down as Chairman of the Board of Directors and a Director of the Company effective as of the 2004 Annual Meeting of Shareholders, had served as Chairman of the Board of Directors and had provided consulting services to the Company under a consulting agreement that was most recently amended in October 2003. Under Mr. Villafana's consulting agreement, in addition to acting as Chairman of the Board of Directors, he assisted the Company in recruiting several directors to the Board and Mike Dale as Chief Executive Officer of the Company, and assisted the Company in several private placements of its equity securities. Prior to January 1, 2002, Mr. Villafana was the Chief Executive Officer of the Company. Mr. Villafana's fees under his consulting agreement for 2004 were $241,130. The consulting agreement, as amended, terminated on May 31, 2004. The consulting agreement contains a non-competition agreement pursuant to which Mr. Villafana agreed not to compete with the Company during the term of the agreement and for a period of two years following his termination of consulting services to the Company. In exchange, the Company has agreed to continue Mr. Villafana's monthly consulting fees during the period of non-competition restriction, adjusted annually to take into account increases in the consumer price index.

                             EXECUTIVE COMPENSATION

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE CONCERNING EXECUTIVE COMPENSATION

OVERVIEW

      The Personnel and Compensation Committee (the "Committee") is responsible for setting the compensation and benefits of the Company's executive officers, including the Chief Executive Officer, on behalf of the Board of Directors and the shareholders. The Committee also oversees the operation of the 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"), the ATS Medical, Inc. 2000 Stock Incentive Plan (the "Plan") and the 2004 Management Incentive Compensation Plan (the "2004 MICP").

      The Committee was composed entirely of non-employee directors of the Company in 2004. The current members of the Committee are Messrs. Buck, Munzenrider and Sivertson, each of whom is a non-employee director of the Company and an "independent director" within the meaning of the applicable rules of the Nasdaq Stock Market, Inc. Mr. Buck is the Chairman of the Committee.

      The basic objective of the Committee is to establish a compensation package which is appropriate for each officer's level of responsibility and performance, commensurate with the marketplace compensation for executives of companies of similar size as the Company, and to attract, motivate and retain executives of the necessary caliber. The Committee intends to achieve these objectives by giving executives the opportunity for equity ownership in the Company through equity awards and by awarding bonuses tied to individual and Company performance as significant elements of the executive compensation package.

COMPENSATION CRITERIA

      In determining each executive compensation package, the Committee reviews the compensation and the individual achievements and performance of the executive during the year. The Committee considers objective criteria, such as compensation survey data of companies of similar size and technology as the Company, in determining executive compensation. The financial performance and accomplishments of the Company during the year are also factors in the Committee's determination of executive compensation. In line with the Committee's goal of tying compensation with performance, executives' bonuses vary substantially from year to year and have generally depended upon the performance of the Company and the individual executive. The Committee generally makes a determination as to salaries for the current calendar year and reviews bonuses to be awarded for the prior year at the end of the prior year or at the beginning of the current year.

      In 2004, the Committee continued to place emphasis on performance-based criteria to determine bonuses to employees for 2004. In particular, the Committee evaluated the criteria used to grant bonuses during 2004 to its executive officers under the 2004 MICP, which is the Company's bonus program for its executive employees adopted early in 2004. Under the 2004 MICP, bonuses to be granted to executive employees were tied to individual performance-based criteria and corporate performance objectives based on net sales and operating income (loss).

      In addition, the Committee, in consultation with the Chief Executive Officer, generally makes equity awards to its executive officers on an annual basis to maintain and increase the executives' incentive to continue their long-term employment with the Company. The Committee may also approve special awards to certain executives to reward their individual performance. The overall compensation package may also be varied if the Committee feels that it is necessary for retention purposes and to maintain the Company's executive compensation in line with companies similar in size and technology to the Company.

EXECUTIVE COMPENSATION PACKAGE

      The primary components of the executive compensation packages are salary, bonuses and equity awards. The Company also currently maintains a variety of employee benefits in which its executive officers may participate, including health benefits, automobile allowances, disability insurance, matching contributions to the Company's 401(k) program and discounting the purchase of a certain number of shares of the Company's Common Stock pursuant to the Stock Purchase Plan.

      The Committee took the following actions with respect to executive compensation for 2004:

      - Adopted the 2004 MICP early in 2004 to provide annual incentive compensation to the key officers and employees of the Company with respect to 2004;

      - Awarded increases in base salaries from 2003 to reflect increases in the cost of living and, in some cases, to keep base salaries in line with those at companies similar to the Company; and

      - Awarded bonuses for 2004 to the executive officers early in 2005 (see "Summary Compensation Table" below for amounts of bonuses awarded), after reviewing each individual's performance and the Company's performance as compared to the applicable goals under the 2004 MICP, taking into account any unanticipated developments that occurred during the year and may have affected the achievability of the individual and Company performance goals.

      The Committee did not grant any stock options or other equity awards to any of its executive officers during 2004 due largely to changes that were pending in the accounting treatment for stock option awards. The adoption in December 2004 of FASB Statement No. 123(R) regarding the accounting treatment of share-based payments has now reduced the uncertainty regarding the treatment of equity compensation awards. In light of the compensation expense which now accompanies the grant of stock option awards, the Committee anticipates that it will include awards of restricted stock units in the future as part of the long-term incentive component of its executive compensation arrangements.

      In the fourth quarter of 2004, the Committee also implemented new compensation arrangements for the non-employee members of the Board of Directors (see "Compensation of Directors" above for a description of this new compensation arrangement). This new arrangement substantially increased the compensation being paid to the Company's directors in recognition of the increased responsibilities of the Board members and resulting time commitments expected of Board members in light of recent changes in corporate governance standards. It is also hoped that this increase will enhance the ability of the Company to recruit additional independent directors for its Board.

      In 2005, the Committee intends to continue to emphasize objective factors and performance in determining executive compensation. For the reasons described above, the Committee expects to award restricted stock units as well as stock options as part of executive compensation in 2005 to provide additional performance incentives.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      Mr. Dale, the Company's President and Chief Executive Officer, was entitled to a base salary of $250,000 under his compensation agreement dated September 18, 2002. For 2004, the Committee increased his base salary to $270,000. The Committee concluded that this increase was appropriate to reflect the increase in the cost of living and in light of the challenges and difficult competitive environment facing the Company. Mr. Dale also had the potential to earn a bonus under the 2004 MICP equal to up to 50% of his salary, or $135,000. After reviewing Mr. Dale's performance and the Company's performance as compared to the applicable goals under the 2004 MICP, and taking into account any unanticipated developments that occurred during the year that may have affected the achievability of his and the Company's performance goals, the Committee awarded Mr. Dale a bonus of $102,384. For the reasons discussed above regarding the uncertainty surrounding the accounting treatment of equity compensation awards, Mr. Dale was not granted any stock options or other equity awards during 2004.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

      Section 162(m) of the Code generally limits the corporate deduction for compensation paid to executive officers to $1.0 million, unless the compensation qualifies as a "performance-based compensation" under the Code. Compensation resulting from stock options granted under the Plan or the Stock Purchase Plan will not be counted toward the $1.0 million of deductible compensation under
Section 162(m). The Committee does not believe that the annual compensation for
Section 162(m) purposes of any of the Company's executive officers will exceed $1.0 million in fiscal 2005.

                                                Members of the Committee:
                                                John D. Buck, Chairman
                                                Robert E. Munzenrider
                                                Eric W. Sivertson

SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other executive officers of the Company whose salary and bonus earned in 2004 exceeded $100,000:

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  -------------
                                                     ANNUAL COMPENSATION(1)          SHARES
                                                   --------------------------      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR          SALARY($)       BONUS($)       OPTIONS(#)(2)  COMPENSATION($)(3)
-----------------------------      ----------      ----------      ----------     -------------   ------------------
Michael D. Dale                          2004         270,000         102,384               0                  0
President and                            2003         250,000         100,000          50,000                  0
Chief Executive Officer                  2002          52,885         100,000         400,000                  0

John R. Judd                             2004         160,000          36,972               0              3,205
Chief Financial Officer (4)              2003          27,792          22,869         125,000                  0
                                         2002               0               0               0                  0

Richard A. Curtis                        2004         193,325          42,611               0              3,250
Vice President, Marketing and            2003         185,000          49,256          20,000             13,000
Business Development                     2002          10,673               0         125,000                  0

Marc R. Sportsman                        2004         225,000          83,276               0              3,250
Vice President, Sales                    2003         155,769         184,375         270,000              3,000
                                         2002               0               0               0                  0

---------------------------
(1) Perquisites totaling less than the smaller of $50,000 or 10% of the total salary and bonus for any of the executive officers have been omitted.

(2) All stock options were granted with an exercise price per share at least equal to the fair market value of the Common Stock on the date of grant.

(3) Unless otherwise stated, consists of matching contributions to the ATS Medical 401(k) Plan, which is generally available to all employees.

(4) Mr. Judd has served as Chief Financial Officer of the Company since October 2003.

OPTION GRANTS IN LAST FISCAL YEAR

      During 2004, the Company made no option grants to the executive officers listed in the Summary Compensation Table above.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table summarizes stock options exercised during 2004 by the executive officers named in the Summary Compensation Table, and the estimated values of the options held by such persons at December 31, 2004.

                                                                                          VALUE OF UNEXERCISED
                                                    NUMBER OF SHARES UNDERLYING              IN-THE-MONEY
                         SHARES                    UNEXERCISED OPTIONS AT FISCAL           OPTIONS AT FISCAL
                       ACQUIRED        VALUE                YEAR-END(#)                     YEAR-END($)(2)
                          ON          REALIZED     ----------------------------      -------------------------------
      NAME            EXERCISE(#)       ($)(1)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
-----------------     -----------     --------     -----------     -------------     -----------       -------------
Michael D. Dale        100,000         477,000       112,500           237,500        439,750             890,250

John R. Judd                 0               0        31,250            93,750         28,125              84,375

Richard A. Curtis            0               0        67,500            77,500        262,988             271,588

Marc R. Sportsman            0               0        67,500           202,500        231,800             695,400

---------------------------
(1) Value represents the difference between the market price of the Common Stock on the date of exercise and the exercise price of the options.

(2) Value represents the difference between the last sale price of the Common Stock on December 31, 2004, and the exercise price of the options.

COMPENSATION AGREEMENTS

      Michael D. Dale has served as President and Chief Executive Officer of the Company since October 2002 pursuant to an employment agreement dated September 18, 2002. Mr. Dale's initial annual base salary under the agreement was $250,000, which was increased to $270,000 in 2004. In 2005, the Board of Directors increased Mr. Dale's salary to $350,000. The Board of Directors granted a bonus of $102,384 to Mr. Dale, which was paid to him in February 2005, as reward for achievement of certain individual goals and Company performance objectives based on net sales and operating income (loss) established by the Board of Directors. The employment agreement may be terminated at will by either party, provided that if the Company terminates the agreement without cause, Mr. Dale would be entitled to twelve months of salary benefit. The agreement also contains a non-competition obligation pursuant to which Mr. Dale agrees not to compete with the Company during the term of the agreement and for a period of one year following its termination. Mr. Dale will be entitled to compensation during the non-competition period only if the Company terminates the agreement without cause, as indicated above.

CHANGE IN CONTROL AGREEMENTS

      The Company has entered into agreements with its officers providing for the payment of certain benefits to the officers if their employment terminates following a "change in control" of the Company. The Agreements provide for benefits if an officer's employment is terminated within 24 months following a change in control unless such termination was by the Company for cause, by the officer other than for "good reason," or because of the officer's death. "Good reason" is defined as the termination of employment as a result of either a diminution in the officer's responsibilities, a reduction in salary or benefits, a relocation of the Company's office of more than 35 miles or for any reason during the sixth month following a change in control. A "change in control" is generally defined as an acquisition of more than 20% of the outstanding Common Stock by any person or group, the merger or sale of the Company or the replacement of a majority of the Company's Board of Directors with directors not recommended by the existing Board of Directors. The Agreements provide for lump sum payments following termination in amounts equal to three times the sum of the officer's base salary and any annual target bonus potential, as limited by
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). If there had been a change in control of the Company as of the end of 2004 and the employment of the executive officers named in the Summary Compensation Table had been immediately terminated, Messrs. Dale, Judd, Curtis and Sportsman would have been entitled to receive, pursuant to the terms of the Agreement, a lump sum payments upon termination of $1,575,000, $659,100, $753,968, and $1,063,125,
respectively.

                                 CODE OF CONDUCT

      In 2004, the Company adopted a Code of Conduct for its employees, including its principal executive officer, principal financial officer and principal accounting officer, which is posted on the Company's website (www.atsmedical.com). The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from a provision of the Code of Conduct by posting such information on its website at the address specified above.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Directors, executive officers and 10% or more beneficial owners are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that its executive officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them during 2004.

                      COMPARATIVE STOCK PERFORMANCE GROWTH

      The graph below compares the cumulative total shareholder return on the Common Stock since December 31, 1999 with the cumulative return of the Standard & Poor's 500 Stock Index and the Nasdaq Medical Devices, Instruments and Supplies Index over the same period (assuming the investment of $100 in each vehicle on December 31, 1999 and reinvestment of all dividends).

                                  [LINE GRAPH]

NAME                                   1999        2000        2001         2002         2003         2004
----                                ---------   ----------  ----------  -----------  -----------  -----------
ATS Medical, Inc.                   $  100.00   $    94.99  $    35.48  $      3.01  $     27.11  $     31.20
Standard & Poor's 500 Stock Index      100.00        91.20       80.42        62.64        80.62        89.47
Nasdaq Medical Dev/Ins/Sup             100.00       103.16      113.38        91.71       135.68       158.96

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth security ownership information pertaining to persons known by the Company to beneficially own more than 5% of the Company's Common Stock, the Company's directors, the executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group as of February 1, 2005.

                                                       COMMON STOCK BENEFICIALLY OWNED
                                                 --------------------------------------------
                                                 AMOUNT AND NATURE OF        PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP         OUTSTANDING(1)
------------------------                         --------------------        ----------------
Austin W. Marxe and
David M. Greenhouse (2)
153 East 53rd Street, 55th Floor
New York, NY 10022                                      1,974,071                  6.4%

AMVESCAP PLC (3)
11 Devonshire Square
London EC2M 4YR
England                                                 1,594,200                  5.2%

David L. Boehnen (4).......................               179,760                    *
John D. Buck (4)...........................                10,000                    *
Richard A. Curtis (4)......................                74,826                    *
Michael D. Dale (4)........................               228,473                    *
John R. Judd (4)...........................                42,298                    *
Robert E. Munzenrider (4)..................                 7,500                    *
Eric W. Sivertson (4)......................                10,000                    *
Marc. R. Sportsman (4).....................               135,555                    *
All directors and executive officers as a
group (8 persons) (4)......................               688,412                  2.2%

---------------------------
*      Less than 1%

(1) The ownership percentage for each person or entity is calculated based on the number of shares outstanding as of February 1, 2005, and assuming that, with respect to each person, any options exercisable within 60 days by that person had been exercised and the underlying shares were outstanding.

(2) The number of shares owned is based on a Schedule 13G filed by jointly by Justin W. Marxe and David M. Greenhouse on February 8, 2005, who are the controlling principals of AWM Investment Company, Inc. ("AWM"), the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to Special Situations Fund III, L.P. Mr. Marxe and Mr. Greenhouse are also members of MG Advisers L.L.C., the general partner of and investment adviser to Special Situations Private Equity Fund, L.P. The Schedule 13G indicates that Austin W. Marxe and David M. Greenhouse share sole voting and investment power over 364,390 shares of Common Stock owned by Special Situations Cayman Fund, L.P., 1,126,881 shares of Common Stock owned by Special Situations Fund III, L.P. and 482,800 shares of Common Stock owned by Special Situations Private Equity Fund, L.P.

(3) The number of shares owned is based on a Schedule 13G/A filed by AMVESCAP PLC on February 14, 2005. The Schedule 13G indicates that AMVESCAP PLC, on behalf of itself and its wholly-owned subsidiaries, A I M Advisors, Inc. and A I M Capital Management, Inc., has sole voting and dispositive power and direct ownership of 1,594,200 shares. AMVESCAP filed the Schedule 13G/A on behalf of its subsidiaries as an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and as a parent holding company/control person.

(4) Includes the following shares that may be acquired within 60 days of February 1, 2005 through the exercise of stock options: Mr. Boehnen, 115,000 shares; Mr. Curtis, 67,500 shares; Mr. Dale, 112,500 shares; Mr. Judd, 31,250 shares; Mr. Munzenrider, 7,500 shares; Mr. Sivertson, 10,000 shares; Mr. Sportsman, 130,000 shares; and all executive officers and directors as a group, 473,750 shares.

                       PROPOSAL 2 - PROPOSAL TO AMEND THE
                   ATS MEDICAL, INC. 2000 STOCK INCENTIVE PLAN

      The Board of Directors has adopted, subject to shareholder approval, amendments to the Company's 2000 Stock Incentive Plan (the "Plan") to:

  - increase the number of shares of Common Stock authorized for issuance under the Plan from 2,000,000 to 3,500,000, an increase of 1,500,000 shares, all of which may be granted as stock options that qualify as incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code; and

 - decrease the maximum term of any option granted under the Plan from ten years to seven years.

      The Board of Directors recommends that you vote in favor of the amendments to the Plan. If the amendments to the Plan are approved by the required number of shareholders, as described below, the amendments will be effective on May 5, 2005. If the amendments are not approved by our shareholders, they will not take effect. The proposed amendments are discussed in greater detail below. The amended version of the Plan is attached as Appendix B to this proxy statement.

INCREASE IN AUTHORIZED SHARES

      The Company proposes to amend the Plan to increase the number of shares of Common Stock available for issuance pursuant to the Plan from 2,000,000 to 3,500,000, an increase of 1,500,000 shares. The Company further proposes to amend the Plan by allowing up to all of the additional 1,500,000 shares available under the Plan to be issued as stock options that qualify as Incentive Stock Options, if these amendments are approved by the shareholders. As of December 31, 2004, 624,625 shares of Common Stock remained available for future grants of stock options and other awards available under the Plan. The Board of Directors believes that stock options have been, and will continue to be an important compensation element in attracting, motivating and retaining key employees. The granting of Incentive Stock Options to employees is consistent with the Company's past practices, with practices in the industry, and is a factor in promoting the long-term development of the Company. The Board of Directors believes that the increase in authorized shares is necessary because of the need to continue to make awards under the Plan to attract, motivate and retain key employees.

DECREASE MAXIMUM OPTION TERM

      The Company proposes to amend the Plan to decrease the maximum term of any stock option granted under the Plan from ten years to seven years. The Company does not intend to grant stock options with terms longer than seven years, and the Company believes that the Plan should be amended to reflect its future intentions.

SUMMARY OF THE PLAN

      The Plan currently permits the granting of (a) stock options, including Incentive Stock Options and stock options that do not meet the requirements of
Section 422 of the Internal Revenue Code of 1986 ("Non-Qualified Stock Options"), (b) stock appreciation rights ("SARs"), (c) restricted stock units,
(d) performance awards, and (e) other awards valued in whole or in part by reference to or otherwise based upon the Common Stock ("Other Stock Grants") (all of these grants are referred to collectively as "Awards"). The Plan provides for the grant of Awards to any full or part-time employee, officer, consultant, independent contractor, or director providing services to the Company. As of February 1, 2005, approximately 180 individuals were eligible to participate in the Plan. Stock options granted to full or part-time employees may qualify as Incentive Stock Options under the Code or may be Non-Qualified Stock Options. Options granted to persons who are not full or part-time employees of the

Company may not qualify as Incentive Stock Options under the Code. The Plan is administered by the Personnel and Compensation Committee (the "Committee"), which is comprised of non-employee directors selected by the Board. The Committee has the authority to: (1) designate participants; (2) determine the type or types of Awards to be granted to each participant under the Plan; (3) determine the number of shares of Common Stock ("Shares") to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (4) determine the terms and conditions of any Award or Award agreement; (5) amend the terms and conditions of any Award or Award agreement and accelerate the exercisability of stock options or the lapse of restrictions relating to restricted stock units or other Awards; (6) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (7) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan may be deferred either automatically or at the election of the holder thereof or the Committee; (8) interpret and administer the Plan and any instrument or agreement, including an Award agreement, relating to the Plan; (9) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (10) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      Under the Plan, the aggregate number of Shares that may be issued under all Awards currently is 2,000,000. In addition, the number of shares available for granting Incentive Stock Options under the Plan is also 2,000,000. If the amendment to increase the number of shares under the Plan is accepted, the total number of shares that may be issued under all Awards will be 3,500,000, and the number of shares available for granting Incentive Stock Options will be increased to the same number. The Plan provides that no employee may be granted Awards under the Plan, the value of which Awards is based solely on an increase in the value of the Shares after the date of grant of such Award, for more than 300,000 Shares in the aggregate in any calendar year. Determinations and interpretations with respect to the Plan are in the sole discretion of the Committee, whose determinations and interpretations are final and conclusive. The Plan terminates on December 31, 2010, and no Awards may be granted after such date.

      Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon grant or exercise thereof the holder will receive Shares, cash or any combination thereof, as the Committee shall determine. The exercise price of an Incentive Stock Option or Non-Qualified Stock Option granted under the Plan is determined by the Committee, but may not be less than 100% of the fair market value of the underlying Common Stock on the date of the grant. Determinations of fair market value under the Plan must be made in accordance with the methods and procedures established by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the fair market value of Shares on a given date is the closing price of the Shares as reported on the Nasdaq Market System on the date of grant of the Award ("Fair Market Value"). On March 28, 2005, the last sale price of the Company's Common stock was $3.65, as reported by the Nasdaq National Market.

      The maximum term of each stock option is ten years. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under any plan of the Company. The Committee determines the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. If the shareholders approve the amendments to the Plan, future stock options granted under the Plan will have a maximum term of seven years.

      The Plan provides for automatic grants to non-employee directors of the Company of (1) a Non-Qualified Stock Option to purchase 5,000 Shares upon such person's initial election to the Board of Directors, and (2) of a Non-Qualified Stock Option to purchase 2,500 Shares upon such person's reelection to the Board. Automatic grants to non-employee directors of the Company can be changed or amended only by the Board of Directors.

      The holder of an SAR will be entitled to receive the excess of (1) the Fair Market Value of one Share, on the date of exercise (or, if the Committee so determines, at any time during a specified period before or after the date of exercise) over (2) the grant price of the SAR as specified by the Committee, which price may not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR.

      Restricted stock units are subject to such restrictions as the Committee may impose (including any limitations on the right to vote or the right to receive any dividends or other right or property related to such restricted stock units), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may determine. Upon termination of the holder's employment during the restriction period, restricted stock units are forfeited and reacquired by the Company or its affiliates, unless the Committee determines otherwise. Upon the lapse or waiver of restrictions and the restricted period relating to the restricted stock units evidencing the right to receive Shares, such Shares will be issued and delivered to the holders of the restricted stock units.

      No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a participant may, in the manner established by the Committee, transfer options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the participant and receive any property distributable with respect to any Award upon the death of the participant. Each Award or right under any Award is exercisable during the participant's lifetime only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate.

      If any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(1) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (2) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (3) the purchase or exercise price with respect to any Award.

      The Board may suspend or terminate the Plan or any portion thereof at anytime. The Board may also amend the Plan at any time, but such action may not, without the consent of the affected participants, adversely affect the rights or obligations of the participants under outstanding stock options. The Board may increase the number of shares of Common Stock that will be available for issuance under the Plan, subject to shareholder approval. No amendment or modification of the Plan, without approval of the shareholders of the Company, will be effective if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule, Section 422 of the Code, or the rules of the National Association of Securities Dealers, Inc. Awards outstanding at the time the Plan is terminated will continue to be exercisable in accordance with their respective terms.

NEW PLAN BENEFITS

      No benefits or amounts have been granted, awarded or received under the Plan that remain subject to shareholder approval. In addition, the Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the Plan, as amended, were to be approved by the shareholders.

EQUITY COMPENSATION PLANS

      The following table summarizes as of December 31, 2004 the shares of the Company's Common Stock subject to outstanding awards or available for future awards under the Company's equity compensation plans and arrangements.

                                                                                   NUMBER OF SHARES REMAINING
                                                                                      AVAILABLE FOR FUTURE
                                 NUMBER OF SHARES                                     ISSUANCE UNDER EQUITY
                                   TO BE ISSUED             WEIGHTED-AVERAGE              COMPENSATION
                                 UPON EXERCISE OF           EXERCISE PRICE OF           PLANS (EXCLUDING
                               OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,          SHARES REFLECTED
       PLAN CATEGORY            WARRANTS AND RIGHTS        WARRANTS AND RIGHTS        IN THE FIRST COLUMN)
-------------------------      --------------------       --------------------     --------------------------
Equity Compensation Plans
Approved by Shareholders             1,700,450                    $4.21                      816,751(1)

Equity Compensation Plans
Not Approved by
Shareholders                         2,985,556                    $2.73                           --(2)
                                     ---------                    -----                      -------
Total                                4,686,006                    $3.27                      816,751
                                     =========                    =====                      =======

---------------------------
(1) Includes shares remaining available under the Company's 2000 Stock Incentive Plan (624,625 shares) and the 1998 Employee Stock Purchase Plan (192,126 shares).

(2) Nearly all of the 2,985,556 shares listed consist of individual stock options granted to new executives or employees as an inducement to their employment with the Company. These options have an exercise price equal to the fair market value of the Company Common Stock at the time of the grant, and vest ratably over two to four year periods. Most of the options have a life of 10 years and vesting accelerates upon a change of control of the Company. The Company intends that these options shall not be Incentive Stock Options governed by the provisions of Section 422 of the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the principal federal income tax consequences generally applicable to Awards under the Plan. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that an alternative minimum tax liability may arise). The Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Non-Qualified Stock Option, the optionee must recognize ordinary income equal to the excess of the Fair Market Value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the Fair Market Value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Non-Qualified Stock Option or SAR. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

      With respect to other Awards granted under the Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the Fair Market Value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of

Common Stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (1) the Fair Market Value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount, if and to the extent such amount is deductible.

      Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

      Under the Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to satisfy certain tax obligations by (1) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (2) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE PLAN. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required to approve the amendments. Proxies will be voted in favor of the amendments to the Plan unless otherwise specified.

                   PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Directors, based upon the recommendation of its Audit Committee, has appointed Ernst & Young LLP as its independent registered public accounting firm to examine the financial statements of the Company for the current fiscal year ending December 31, 2005 and to perform other appropriate accounting services. Ernst & Young LLP has served as the Company's independent registered public accounting firm since the Company's inception and has no relationship with the Company other than that arising from their employment as the Company's independent registered public accounting firm.

      While the Company is not required to do so, the Company is submitting the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 for ratification in order to ascertain the views of the Company's shareholders on this appointment. If the appointment is not ratified, the Audit Committee will reconsider its selection.

      Representatives of Ernst & Young LLP will be present at the 2005 Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting will be required to ratify the appointment. Proxies will be voted in favor of the ratification of the appointment unless otherwise specified.

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

      Ernst & Young LLP, independent registered public accounting firm of the Company, provides both audit and non-audit services to the Company. The fee table below reports fees billed or to be billed to the Company for professional services provided to the Company during 2004 and 2003. Based in part on its review of the nature and value of services provided by Ernst & Young LLP, the Audit Committee of the Company has concluded that the provision of non-audit services is compatible with maintaining Ernst & Young LLP's independence. The Audit Committee has approved, pursuant to its pre-approval policies described below, 100% of the services listed below.

                                           2004                2003
                                     ----------------     -------------
Audit Fees (1)                       $        276,740     $     157,455

Audit-Related Fees                   $              0     $           0

Tax Fees (2)                         $         53,750     $      51,210

All Other Fees                       $              0     $           0
                                     ----------------     -------------
Total Fees                           $        330,490     $     208,665
                                     ================     =============

---------------------------
(1) The increase in audit fees from 2003 to 2004 was due primarily to the audit of the Company's internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002.

(2) Includes tax fees of $53,750 for 2004 and $51,210 for 2003, for tax consulting and compliance services.

      All services provided by the Company's independent registered public accounting firm, Ernst & Young LLP, are subject to pre-approval by our Audit Committee. The Audit Committee has authorized the Chair of the Audit Committee to approve services by Ernst & Young LLP in the event there is a need for such approval prior to the next Audit Committee meeting. However, a full report of any such interim approvals must be given at the next Audit Committee meeting. Before granting any approval, the Audit Committee (or the committee Chair, if applicable) must receive: (1) a detailed description of the proposed service;
(2) a statement from management as to why they believe Ernst & Young LLP is best qualified to perform the service; and (3) an estimate of the fees to be incurred. Before granting any approval, the Audit Committee (or the committee Chair, if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on Ernst & Young LLP's independence.

                      PROPOSALS FOR THE 2006 ANNUAL MEETING

      Any proposal by a shareholder to be included in the Company's proxy material and presented at the 2006 Annual Meeting of Shareholders must be received at the Company's principal executive offices, 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447, Attention: Corporate Secretary, no later than December 2, 2005. In addition, in connection with any matter to be proposed by a shareholder at the 2006 Annual Meeting, but not proposed for inclusion in the Company's proxy materials, the proxy holders designated by the Company for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by the Secretary of the Company at its principal executive office by February 15, 2006.

                           ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K, including financial statements for the year ended December 31, 2004, accompanies, or has been mailed to you immediately prior to, this proxy statement. The Annual Report on Form 10-K is also available on the Company's website at www.atsmedical.com. If requested, the Company will provide you copies of any exhibits to the Form 10-K upon the payment of a fee covering the Company's reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to the Company's Corporate Secretary at ATS Medical, Inc., 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447.

                                  OTHER MATTERS

      The Board of Directors of the Company does not know of any other business to come before the 2005 Annual Meeting of Shareholders. If any other matters are properly brought before the meeting, however, the persons named in the accompanying proxy will vote in accordance with their best judgment.

      Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                                            By Order of the Board of Directors,

                                            /S/ Michael D. Dale
                                            -------------------
                                            Michael D. Dale
                                            Chief Executive Officer

April 1, 2005

                                                                      APPENDIX A

                                ATS MEDICAL, INC.
                             AUDIT COMMITTEE CHARTER
                                  NOVEMBER 2004

PURPOSE

      The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, if applicable, and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

COMMITTEE MEMBERSHIP

      The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the securities Exchange Act of 1934 (the "Exchange Act"). All member of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. However, one director who does not meet the NASDAQ definition of independence, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the audit committee if the Board, under exceptional and limited circumstances, determines that such individual's membership is required by the best interests of the Company and its shareholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this "exceptional and limited circumstances" exception, as well as the nature of the individual's relationship to the company and the basis for the board's determination, shall be disclosed in the annual proxy statement.

      In addition, if an audit committee member ceases to be independent for reasons outside the member's reasonable control, his or her membership on the audit committee may continue until the earlier of the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding audit committee composition due to a single vacancy on the audit committee, then the Company will have until the earlier of the next annual shareholders' meeting ore one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to NASDAQ immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provision for a cure period.

      The members of the Audit Committee shall be appointed and may be replaced by the Board.

MEETINGS

      The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management, the internal auditors, if applicable, and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

   - Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

   - Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

   - Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

   - Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company's internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

   - Review and discuss with management (including the senior internal audit executive, if applicable) and the independent auditor the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

   -  Review and discuss quarterly reports from the independent auditors on:

   -  All critical accounting policies and practices to be used;

   - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

   - Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

   - Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

   - Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

   - Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

   - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

   - Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

   - Ensure that a public announcement of the Company's receipt of an audit opinion that contains a going concern qualification is made promptly.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

   -  Review and evaluate the lead partner of the independent auditor team.

   - Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

   - Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

   - Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

   - Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor.

   - Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company's audit team.

   - Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION (IF APPLICABLE)

   - Review the appointment and replacement of the senior internal auditing executive.

   - Review the significant reports to management prepared by the internal auditing department and management's responses.

   - Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

   - Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

   - Obtain reports from management, the Company's senior internal auditing executive, if applicable, and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

   -  Approve all related party transactions.

   - Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

   - Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

   - Discuss with the Company's Outside Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                      APPENDIX B

                                ATS MEDICAL, INC.
              2000 STOCK INCENTIVE PLAN, AS PROPOSED TO BE AMENDED

Section 1. Purpose.

      The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

      As used in the Plan, the following terms shall have the meanings set forth below:

      (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

      (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

      (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

      (g) "Company" shall mean ATS Medical, Inc., a Minnesota corporation, and any successor corporation.

      (h) "Director" shall mean a member of the Board.

      (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

      (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the NASDAQ National Market System, the closing price as reported on the NASDAQ National Market System on such date or, if the NASDAQ National Market System is not open for trading on such date, on the most recent preceding date when it is open for trading.

      (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

      (l) "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

      (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

      (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

      (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

      (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

      (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

      (r) "Person" shall mean any individual, corporation, partnership, association or trust.

      (s) "Plan" shall mean the ATS Medical, Inc. 2000 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

      (t) "Restricted Stock Unit" shall mean any unit granted under Section 6(c)of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

      (v) "Shares" shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

      (w) "Stock Appreciation Right" shall mean any right granted under Section 6(b)of the Plan.

Section 3.  Administration.

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock Units or other Awards;
(vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;
(ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

      (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

      (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,500,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

      (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

      (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 300,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5.  Eligibility.

      Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

      (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Exercise Price. The purchase price per Share for Options granted under the Plan shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of the Shares on the date of grant of such Option unless shareholder approval is obtained.

            (ii) Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 7 years from the date on which such Option is granted.

            (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

      (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

      (c) Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

            (i) Restrictions. Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

            (ii) Stock Certificates. No Shares shall be issued at the time Restricted Stock Units are granted.

            (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to

      Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

      (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock Units), other securities, other Awards or other property and
(ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

      (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

      (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

      (g) General.

            (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

            (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

            (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any

      Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that the term of an Option shall not exceed 7 years from the date on which such Option is granted.

            (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Automatic Grants to Non-Employee Directors.

      Upon such person's initial election to the Board, each director who is not an employee or consultant to the Company shall receive a Non-Qualified Stock Option to purchase 5,000 Shares. Thereafter, upon each re-election to the Board, such director shall receive a Non-Qualified Stock Option to purchase 2,500 Shares. The Option shall have an exercise price equal to the Fair Market Value of the Shares on the day of election. The Options shall have a seven year term and shall vest in full six months following the date of grant. This Section 7 may not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

Section 8.  Amendment and Termination; Adjustments.

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval: (i) would violate the rules or regulations of the NASDAQ National Market System or any securities exchange that are applicable to the Company; or
(ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

      (b) Amendments to Awards. Except for Awards granted pursuant to Section 7, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

      (c) Prohibition on Option Repricing. The Committee shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

      (d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.  Income Tax Withholding; Tax Bonuses.

      (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

      (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 10.  General Provisions.

      (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

      (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

      (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Effective Date of the Plan.

      The Plan, as amended, shall be effective when approved by the shareholders of the Company.

Section 12. Term of the Plan.

      No Award shall be granted under the Plan after December 31, 2010 or any earlier date of discontinuation or termination established pursuant to Section 8(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

                               [ATS MEDICAL LOGO]
                                ATS MEDICAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                              THURSDAY, MAY 5, 2005
                                    4:00 P.M.

                    THRIVENT FINANCIAL FOR LUTHERANS BUILDING
                             625 FOURTH AVENUE SOUTH
                             MINNEAPOLIS, MINNESOTA


[SMALL ATS MEDICAL LOGO]   ATS MEDICAL, INC.
                           3905 ANNAPOLIS LANE
                           MINNEAPOLIS, MINNESOTA 55447                    PROXY
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 1, 2005, appoints Deborah K. Chapman and John R. Judd proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the matters shown on the reverse side, all shares of common stock of ATS Medical, Inc. which the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of ATS Medical, Inc., to be held on Thursday, May 5, 2005 at the Thrivent Financial for Lutherans Building, 625 Fourth Avenue South, Minneapolis, Minnesota at 4:00 p.m. and any adjournment thereof.

                      See reverse for voting instructions.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

 YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED        -------------------
 PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU    COMPANY #
 MARKED, SIGNED AND RETURNED YOUR PROXY CARD.
                                                             -------------------

VOTE BY PHONE -- TOLL FREE -- 1-800-560-1965 -- QUICK *** EASY *** IMMEDIATE
o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 4, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the recording provides you.

VOTE BY INTERNET -- http://www.eproxy.com/atsi/ -- QUICK *** EASY *** IMMEDIATE
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 4, 2005.
o Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to ATS MEDICAL, INC., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
--------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of directors:   01 Michael D. Dale      04 Robert E. Munzenrider    [ ]  FOR all nominees        [ ]  WITHHOLD AUTHORITY
                            02 David L. Boehnen     05 John D. Buck                  listed to the left           to vote for the
                            03 Eric W. Siverston                                     (except as marked            nominees indicated
                                                                                     to the contrary below)       below

                                                          ----------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)
                                                          ----------------------


                 [down arrow] Please fold here [down arrow]

2.    Amendment to the 2000 Stock Incentive Plan (the "Plan") to increase the      [ ]  For    [ ]  Against    [ ]  Abstain
      number of shares of common stock of the Company available for awards granted under the Plan by 1,500,000 shares and to reduce the term of options under the Plan from ten years to seven years.

3.    Ratification of Ernst & Young LLP as the Company's independent registered    [ ]  For    [ ]  Against    [ ]  Abstain
      public accounting firm for the fiscal year ending December 31, 2005.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

Address Change? Mark Box [ ] Indicate changes below:
                                                         Date
                                                              ------------------

                                       -----------------------------------------


                                       -----------------------------------------
                                       Signature(s) in Box

                                       Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.